EXHIBIT 99.1

FORBEARANCE AGREEMENT, dated as of February 26, 2003 (the “Forbearance Agreement”) among (i) DDi Capital Corp., formerly known as Details Capital Corp. (the “Company”); (ii) Dynamic Details, Incorporated, formerly known as Details, Inc. (“Details”); (iii) Dynamic Details Incorporated, Silicon Valley, formerly known as Dynamic Circuits, Inc. (“DCI”, and collectively with Details, the “Borrowers”); (iv) each Subsidiary Guarantor (together with the Company and the Borrowers, the “Grantors”); (v) the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (individually, a “Lender,” and collectively, the “Lenders”); (vi) Bankers Trust Company, as documentation and co-syndication agent; and (vi) JPMorgan Chase Bank, as collateral, co-syndication and administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Company, the Borrowers, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998, and as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, the Fifth Amendment, dated as of December 31, 2001 and the Sixth Amendment, dated as of June 28, 2002 (collectively, as may be further amended, modified or supplemented from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

WHEREAS, as a result of the occurrence and continuance of the Current Events of Default (as defined below) under the Credit Agreement, the Administrative Agent and the Lenders are entitled to, and upon the occurrence and continuance of any Scheduled Expected Defaults (as defined below) would be entitled to, among other things, exercise at any time all of their rights and remedies and to commence enforcement and collection actions under the Credit Agreement and the other Loan Documents and applicable law (such rights, remedies and actions, collectively, “Enforcement Actions”);

WHEREAS, the Company and the Borrowers have requested that the Administrative Agent and the Lenders agree, in lieu of taking immediate Enforcement Actions with respect to the Current Events of Default and the Scheduled Expected Defaults, to implement a forbearance period during which, among other things, the Company and the Borrowers would (I) use their best efforts to enter into forbearance agreements, on terms and conditions approved by the Administrative Agent and the Required Lenders, with the (a) holders of the 5 ¼% Convertible Subordinated Notes due 2008 issued by DDi Corp. (the “5 ¼% Notes”), (b) holders of the 6 ¼% Convertible Subordinated Notes due 2007 issued by DDi Corp.(the “6 ¼% Notes”), and (c) holders of the 12 ½% Senior Discount Notes due 2007 issued by DDi Capital Corp. (the “12 ½% Notes”); and (II) formulate and propose a comprehensive restructuring with respect to their respective indebtedness;

WHEREAS, the Administrative Agent and the Lenders have agreed to the requested forbearance with respect to the Current Events of Default and the Scheduled Expected Defaults, but only upon the terms and subject to the conditions set forth below, and without any advance understanding or agreement by the Lenders to consent to, or grant a waiver to permit, the implementation of any restructuring proposal or the consummation of any transaction for which such consent or waiver would be required under the Loan Documents or this Forbearance Agreement;

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NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Definitions.

1.1    Defined Terms. As used in this Forbearance Agreement, the following terms shall have the following meanings:

“5 ¼% Forbearance Agreement”: has the meaning set forth in Section 8.

“6 ¼% Forbearance Agreement”: has the meaning set forth in Section 8.

“5 ¼% Notes”: has the meaning set forth in the recitals hereto.

“6 ¼% Notes”: has the meaning set forth in the recitals hereto.

“Current Events of Default”: means the Events of Default designated on Schedule 1 as having occurred as of the Forbearance Agreement Effective Date.

“Expiration Date”: has the meaning set forth in Section 8.

“Forbearance Agreement Effective Date”: has the meaning set forth in Section 6.

“Forbearance Agreement Fees”: has the meaning set forth in Section 4.1(c).

“Forbearance Period”: has the meaning set forth in Section 3.1.

“Retainer”: has the meaning set forth in Section 4.1(c).

“Scheduled Expected Defaults”: means the Events of Default designated on Schedule 1 as not having occurred as of the Forbearance Agreement Effective Date but which are set forth on Schedule 1 because such Events of Default are anticipated to occur and/ or continue during the Forbearance Period.

“Termination Date”: has the meaning set forth in Section 8.

1.2    Other Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.    Acknowledgements; Release

2.1    Amount of Obligations. Each of the Borrowers and the Company jointly and severally acknowledges and agrees that, on and as of the Forbearance Agreement Effective Date,

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the Obligations include, without limitation, the aggregate amount of $69,743,470.19 on account of the outstanding unpaid principal amount of the Loans and the L/C Obligations.

2.2    Acknowledgment of Events of Default. Each of the Borrowers and the Company jointly and severally hereby acknowledges that (a) the Current Events of Default set forth on Schedule 1 have occurred and continue to exist as of the Forbearance Agreement Effective Date, and each of the Borrowers and the Company represent and warrant to the Administrative Agent and the Lenders that no other Event of Default has occurred and continues to exist as of the Forbearance Agreement Effective Date, and (b) absent the written agreement of the Administrative Agent and the Lenders to forbear from taking Enforcement Actions, the occurrence and continuance of the Current Events of Default entitle (and upon the occurrence and continuance of any Scheduled Expected Default would entitle) the Administrative Agent and the Lenders to at any time take Enforcement Actions.

2.3    The Collateral. Each Grantor jointly and severally ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure all of the Obligations (as defined in the Guarantee and Collateral Agreement) of such Grantor to the Administrative Agent, for the benefit of the Lenders, pursuant to the Guarantee and Collateral Agreement. Each Grantor jointly and severally acknowledges and agrees that all such liens and security interests granted by such Grantor shall continue to secure the Obligations (as defined in the Guarantee and Collateral Agreement) from and after the Forbearance Agreement Effective Date. Each Grantor jointly and severally hereby represents and warrants to the Administrative Agent and the Lenders that pursuant to the Guarantee and Collateral Agreement, the Obligations (as defined in the Guarantee and Collateral Agreement) are secured by liens on and security interest in all of such Grantor’s assets.

2.4    Validity of Obligations. (a) Each of the Borrowers and the Company jointly and severally acknowledges and agrees that (i) each of the Borrowers is truly and justly indebted to the Lenders and the Administrative Agent for the Obligations, without defense, counterclaim or offset of any kind, and each Borrower ratifies and reaffirms the validity, enforceability and binding nature of such Obligations, (ii) neither Borrower has any claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender’s or the Administrative Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the “Lender Parties”) in connection with the Obligations, the Credit Agreement and the other Loan Documents and this Forbearance Agreement, or the transactions contemplated hereby and thereby and (iii) each Lender and the Administrative Agent has heretofore properly performed and satisfied in a timely manner all of its obligations under the Loan Documents.

2.5    Release. Although each Lender and the Administrative Agent regards its conduct as proper and does not believe that the Company or any Borrower has any claim, right, cause of action, offset or defense against such Lender or the Administrative Agent or any other Lender Party in connection with the execution, delivery, performance and administration of, or the transactions contemplated by the Loan Documents and this Forbearance Agreement, each Lender, the Administrative Agent, the Company and each Borrower agree to eliminate any possibility that any past conduct, conditions, acts, omissions, events, circumstances or matters of any kind whatsoever could impair or otherwise affect any rights, interests, contracts or remedies

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of the Lenders or the Administrative Agent. Therefore, the Company and each Borrower unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) (a) any and all liabilities, indebtedness and obligations, whether known or unknown, of any kind whatsoever of any Lender Party to the Company or any Borrower, except for any obligations remaining to be respectively performed by the Lenders or the Administrative Agent as expressly set forth in this Forbearance Agreement and the Loan Documents, (b) any legal, equitable or other obligations of any kind whatsoever, whether known or unknown, of any Lender Party to the Company or any Borrower (and any rights of the Company or any Borrower against any Lender Party) other than any such obligations expressly set forth in this Forbearance Agreement and the Loan Documents, (c) any and all claims, whether known or unknown, under any oral or implied agreement with (or obligation or undertaking of any kind whatsoever of) any Lender Party which is different from or in addition to the express terms of this Forbearance Agreement and the Loan Documents and (d) all other claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which the Company, each of the Borrowers or any of their predecessors, successors or assigns might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Forbearance Agreement Effective Date.

2.6    Credit Agreement Acknowledgements. The Company and each of the Borrowers jointly and severally acknowledges and agrees that, as a result of the occurrence and continuance of the Current Events of Default, (i) the conditions of Section 5.3 of the Credit Agreement cannot be fulfilled; (ii) it cannot make any Restricted Payments as described in Section 7.6(g) of the Credit Agreement; and (iii) upon the Administrative Agent’s delivery of the Notice of Exclusive Control as defined in, and pursuant to, the Collateral Account Notification and Acknowledgment, dated as of July 26, 2002, among Details, Banc of America Securities LLC and the Administrative Agent, relating to Account No. 209-14469, it cannot make any Restricted Payments as described in Section 7.6(h) of the Credit Agreement.

Section 3.    Forbearance.

3.1    Forbearance Period. Subject to the terms and conditions of this Forbearance Agreement, the Administrative Agent and the Lenders party hereto agree to forbear from taking any Enforcement Action with respect to, and as a result of, the occurrence and continuance of the Current Events of Default and the Scheduled Expected Defaults during the period from and including the Forbearance Agreement Effective Date to and including the Termination Date (the “Forbearance Period”).

3.2    Eurodollar Loans. During the Forbearance Period, and irrespective of the occurrence and continuance of the Current Events of Default and the Scheduled Expected Defaults, the Lenders agree to allow the Borrowers to continue any Eurodollar Loans in accordance with the provisions of the Credit Agreement; provided, however that any Interest Period selected by the Borrower in connection with any such continuance shall not be for a period of more than one (1) month.

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Section 4.    Agreements

4.1    Agreements of Borrowers and Company.

(a) Required Cash Balance. Each of the Borrowers and the Company jointly and severally agrees that during the Forbearance Period, it shall not permit cash and Cash Equivalents of the Company and the Borrowers to be (i) less than $24,500,000 in the aggregate at any time on or prior to March 25, 2003, and (ii) less than $20,000,000 in the aggregate at any time after March 25, 2003 and on or prior to May 9, 2003, provided, however, that to the extent that the Borrowers and the Company expend funds for the payment of premiums in respect of insurance policies obtained on commercially reasonable terms, up to $4,000,000 of such payments may be added to the actual balance of cash and Cash Equivalents for the purposes of calculating the minimum balance required under this Section 4.1(a).

(b) Weekly Reports. Each of the Borrowers and the Company jointly and severally agrees that during the Forbearance Period, in addition to the existing reporting requirements set forth in the Credit Agreement, (i) it shall prepare and deliver to the Administrative Agent on a weekly basis, no later than Wednesday of each week with respect to the last day of the preceding week, a report of the book balance of cash and Cash Equivalents on such last day of the preceding week, and (ii) it shall provide updates, either oral or written, on the status of the Company’s and the Borrowers’ restructuring efforts upon the reasonable request of the Administrative Agent and otherwise periodically during the Forbearance Period.

(c) Payment of Fees and Expenses. Each of the Borrowers and the Company jointly and severally agrees to pay or reimburse the Administrative Agent for its out-of-pocket costs and expenses incurred in connection with this Forbearance Agreement, any documents prepared in connection herewith and the transactions contemplated hereby and any outstanding amounts owing to the Administrative Agent’s professional advisors including, without limitation, the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and the reasonable fees, charges and disbursements of FTI Consulting, subject to the Administrative Agent’s approval of such fees. The Borrowers further agree to pay a retainer on the Forbearance Agreement Effective Date to Simpson Thacher & Bartlett in the amount of $150,000 (the “Retainer”). Each of the Borrowers and the Company jointly and severally agrees to pay (i) a fee payable to each Lender who prior to the Forbearance Agreement Effective Date, approves this Forbearance Agreement in an amount equal to 0.125% of the sum of the Revolving Credit Commitments and Term Loans of such Lender (the “Forbearance Agreement Fees”) and (ii) a fee payable to each Lender that approves the forbearance agreements relating to the 5 ¼% Notes and the 6 ¼% Notes as described in Section 8(i) hereof, payable on March 25, 2003, in the event that the Expiration Date is automatically extended pursuant to Section 8 hereof in an amount equal to 0.125% of the sum of the Revolving Credit Commitments and Term Loans of such Lender (the “Extension Fees”). The Forbearance Agreement Fees shall be payable on the Forbearance Agreement Effective Date and shall be calculated on the Revolving Credit Commitments and Term Loans of the Lenders outstanding on such date, and the Extension Fees, if any, shall be payable on March 25, 2003 and shall be calculated on the Revolving Credit Commitments and Term Loans of the Lenders outstanding on such date. Each of the Borrowers and the Company jointly and severally agrees that during the Forbearance Period, it will, within five (5) Business Days after receipt of an invoice therefor, pay the fees and expenses (other than the Forbearance Agreement Fees and the Retainer, which are payable on the

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Forbearance Agreement Effective Date, and the Extension Fees, which are payable on March 25, 2003) referred to in this Subsection 4.1(c). The parties hereto acknowledge and agree that the Forbearance Agreement Fees and the Extension Fees paid hereunder shall be credited toward payment of any fees payable in connection with a restructuring plan to be proposed by the Company and the Borrowers and acceptable to the Administrative Agent and the Lenders.

(d) Defaults; Events of Default. Each of the Borrowers and the Company shall promptly notify the Administrative Agent and each of the Lenders of the occurrence of any Default or Event of Default which is not a Current Event of Default.

4.2 Limited Effect. The provisions of this Section 4 shall be effective solely for the purposes set forth herein, shall be limited precisely as written and shall not be deemed to (a) waive any Default or Event of Default (including any Current Event of Default or Scheduled Expected Default) or (b) otherwise prejudice any right or remedy which the Lenders or the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents.

4.3 Failure to Comply. Each of the Borrowers and the Company agrees that any failure by the Borrowers or the Company to perform timely, and otherwise comply with, any of their respective obligations set forth in this Section 4 shall constitute an immediate Event of Default.

Section 5.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Forbearance Agreement and forbear from taking Enforcement Actions during the Forbearance Period in respect of the Current Events of Default and the Scheduled Expected Defaults, each Grantor hereby jointly and severally (a) represents and warrants to the Administrative Agent and each Lender that (i) it has the full right, power and authority to make, deliver and perform this Forbearance Agreement and it has taken all necessary corporate or other action to authorize the execution, deliver and performance of this Forbearance Agreement and (ii) this Forbearance Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against each Grantor in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (b) confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Forbearance Agreement; and (c) other than the Current Events of Default, no Default or Event of Default has occurred and is continuing.

Section 6.    Conditions Precedent to Forbearance Agreement Effective Date

This Forbearance Agreement shall be effective as of the date hereof upon the satisfaction of the following conditions precedent (the “Forbearance Agreement Effective Date”):

(a) receipt by the Administrative Agent of counterparts hereof duly executed by Company, the Borrowers and the Required Lenders and, with respect to the provisions of Subsection 3.2 hereof, the counterparts hereof duly executed by the Majority Facility Lenders

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under the Tranche A Term Loan Facility and the Tranche B Term Loan Facility, respectively, provided, however, that, so long as the Required Lenders consent to this Forbearance Agreement, the failure to obtain the required consents with respect to Section 3.2 hereof will not affect the effectiveness of all Sections of this Forbearance Agreement other than such Section 3.2; the execution and delivery of this Forbearance Agreement by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof;

(b) receipt by the Administrative Agent of a copy of resolutions of each Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Forbearance Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

(c) receipt by the Administrative Agent of a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Forbearance Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(d) receipt by the Administrative Agent of a cash flow projection for the Forbearance Period, in form and substance reasonably satisfactory to the Administrative Agent;

(e) receipt by the Administrative Agent of updated information with respect to the matters set forth on the Schedules to the Credit Agreement and the Guarantee and Collateral Agreement;

(f) receipt by the Administrative Agent of such other documents, instruments and agreements with respect to the matters contemplated by this Forbearance Agreement as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(g) the payment of all invoiced fees, costs and expenses, and the Forbearance Agreement Fees and the Retainer referred to in subsection 4.1(c) of this Forbearance Agreement.

Section 7.    Reservation of Rights; No Waiver; Cumulative Remedies. The Company and each of the Borrowers jointly and severally acknowledges and agrees that, other than with respect to the forbearance set forth specifically in this Forbearance Agreement, the Lenders shall preserve all rights, remedies, powers or privileges under the Credit Agreement and the other Loan Documents and under applicable law. Nothing contained herein shall in any way (i) limit or otherwise prejudice any right, remedy, power or privilege which the Lenders or the Administrative Agent may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or diminish any of the obligations of the Company and the Borrowers or any of their Subsidiaries contained in the Credit Agreement or any other Loan Document, (ii) waive any Default or Event of Default (including any Current Event of Default or Scheduled Expected Default), or (iii) waive, modify, consent to or amend

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any term or condition of the Credit Agreement or any other Loan Document. The rights, remedies, powers and privileges of the Administrative Agent and the Lenders provided under this Forbearance Agreement and the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Section 8.    Termination. The Forbearance Agreement shall remain in effect until the date (the “Termination Date”) that is the earliest to occur of: (i) March 25, 2003 (the “Expiration Date”), which date shall automatically be extended to May 9, 2003 if the holders of the 5 ¼% Notes and the 6 ¼% Notes have entered into respective forbearance agreements, in form and substance satisfactory to the Administrative Agent and the Required Lenders (respectively, the “5 ¼ Forbearance Agreement” and the “6 ¼ Forbearance Agreement”); (ii) the occurrence of the earlier of (a) the “5 ¼ Termination Date” (as defined in the 5 1/4 Forbearance Agreement), or (b) five (5) Business Days before the “5 ¼ Expiration Date” (as defined in the 5 ¼ Forbearance Agreement); (iii) the occurrence of the earlier of (a) the “6 ¼ Termination Date” (as defined in the 6 ¼ Forbearance Agreement), or (b) five (5) Business Days before the “6 ¼ Expiration Date” (as defined in the 6 ¼ Forbearance Agreement); (iv) the occurrence of a Default or Event of Default (other than the Current Events of Default and Scheduled Expected Defaults), or the commencement against any Loan Party of (x) any foreclosure or bankruptcy proceeding, (y) any material litigation as determined by the Required Lenders or (z) any other exercise of any rights or remedies that could reasonably be expected to result in a Material Adverse Effect or have a material adverse effect on the value or the priority of the Collateral as determined by the Required Lenders; (v) any representation or warranty made by the Company or any of the Borrowers in this Forbearance Agreement shall prove to have been untrue, inaccurate or incomplete in any material respect on or as of the date made or deemed made; and (vi) any breach by the Company or any of the Borrowers of, as and when required, any of their respective covenants or other obligations set forth in this Forbearance Agreement (it being understood that time is of the essence for each such covenant and obligation), or the Company or any of the Borrowers to this Forbearance Agreement shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of this Forbearance Agreement or any provision hereof; provided, however, that Sections 2, 4, 7, 9 and 11 of this Forbearance Agreement shall remain in effect notwithstanding the occurrence of the Termination Date.

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Section 9.    Full Force and Effect; No Change. Except as expressly stated herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Forbearance Agreement shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, waived, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

Section 10.    Counterparts. This Forbearance Agreement may be executed by the parties hereto in any number of separate counterparts by facsimile with originals to follow, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 11.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FORBEARANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.

Section 12.    GOVERNING LAW. THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have caused this Forbearance Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DDi CAPITAL CORP.

By:	/S/ JOSEPH P. GISCH
Title: Vice President

DYNAMIC DETAILS, INCORPORATED

By:	/S/ JOSEPH P. GISCH
Title: Vice President

DYNAMIC DETAILS, INCORPORATED, SILICON VALLEY

By:	/S/ JOSEPH P. GISCH
Title: Vice President

JPMORGAN CHASE BANK, as
Administrative Agent, Collateral Agent, Co-
Syndication Agent and as a Lender

By:	/S/ [ILLEGIBLE]
Title: Vice President

BANK AUSTRIA CREDITANSTALT CORP
FINANCE, as a Lender

By:	/S/ PETER R. BRACH
Title: Director

By:	/S/ SCOTT OBECK
Title: Associate Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/S/ MARK SPARROW
Title: Director

CAPTIVA II FINANCE LTD., as a Lender

By:	/S/ DAVID DYER
Title: Director

CRESCENT/MACH I PARTNERS, L.P.
TCW Asset Management Company
Its Investment Manager

By:	/S/ MARK L. GOLD
Title: Managing Director

By:	/S/ JONATHAN R. INSULL
Title: Managing Director\

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as a Lender

By:	/S/ ALEXANDER BICI
Title: Vice President

DRESDNER BANK AG, New York and Grand
Cayman Branches, as a Lender

By:	/S/ JAMES GALLAGHER
Title: Director

By:	/S/ MATTHEW SAWYER
Title: Associate

FLEET NATIONAL BANK, as a Lender

By:	/S/ THOMAS SCHMIDT
Title: Vice President

GRAYSTON CLO 2001 – 1 LTD., as a Lender
By: Bear Stearns Asset Management, Inc.
As its Collateral Manager

By:	/S/ NIALL D. ROSENZWEIG
Title: Associate Director

HARBOUR TOWN FUNDING TRUST

By:	/S/ ANN E. MORRIS
Title: Authorized Agent

By:	/S/ STEVEN A. FLANAGAN
Title: Manager Special Handling

INDOSUEZ CAPITAL FUNDING IIA, LIMITED, as a Lender

By: Indosuez Capital as Portfolio Advisor

By:	/S/ CHARLES KOBAYASHI
Title: Principal and Portfolio Manager

KZH CRESCENT-2 LLC, as a Lender

By:	/S/ JOYCE FRASER-BRYANT
Title: Authorized Agent

KZH CRESCENT-3 LLC, as a Lender

By:	/S/ JOYCE FRASER-BRYANT
Title: Authorized Agent

KZH CYPRESS TREE-1 LLC, as a Lender

By:	/S/ JOYCE FRASER-BRYANT
Title: Authorized Agent

MASS MUTUAL HIGH YIELD PARTNERS II, LLC, as a Lender

By:	/S/ STEVEN J. KATZ
Title: Second Vice President and Associate General Counsel

MASS MUTUAL LIFE INSURANCE CO., as a Lender

By:	/S/ STEVEN J. KATZ
Title: Second Vice President and Associate General Counsel

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:	/S/ PHILIP BRENDEL
Title: Authorized Signatory

DEBT STRATEGIES FUND, INC., as a Lender

By:	/S/ PHILIP BRENDEL
Title: Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO
By: Merrill Lynch Investment Managers, L.P.
As Investment Advisor, as a Lender

By:	/S/ PHILIP BRENDEL
Title: Authorized Signatory

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:	/S/ PETER GEWIRTZ
Title: Vice President

SANKATY ADVISORS, LLC, as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender

By:	/S/ TIMOTHY M. BARNS
Title: Senior Vice President

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill I INGOTS, LTD., as Term Lender

By:	/S/ TIMOTHY M. BARNS
Title: Senior Vice President

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ TIMOTHY M. BARNS
Title: Senior Vice President

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ TIMOTHY M. BARNS
Title: Senior Vice President

SMOKY RIVER CDO, L.P. By RBC Leveraged Capital as Portfolio Advisor

By:	/s/ MELISSA MARANO
Title: Partner

SOMERS CDO, LTD, as a Lender

By:	/s/ STEVEN J. KATZ
Title: Second Vice President and Associate General Counsel

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc. as its Collateral Manager

By:	/s/ MARK L. GOLD
Title: Managing Director

By:	/s/ JONATHAN R. INSULL
Title: Managing Director

VAN KAMPEN SENIOR FLOATING RATE FUND By: Van Kampen Investment Advisory Corp., as a Lender

By:	/s/ FRANK SHERROD
Title: Vice President

Each of the undersigned hereby consents to the foregoing Forbearance Agreement and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement, the Loan Documents and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Forbearance Agreement.

DYNAMIC DETAILS, INCORPORATED, VIRGINIA

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DYNAMIC DETAILS TEXAS, L.P. By: DDi-TEXAS INTERMEDIATE PARTNERS, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DDi-TEXAS INTERMEDIATE HOLDINGS, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DDi, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DYNAMIC DETAILS, INCORPORATED, COLORADO SPRINGS

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DYNAMIC DETAILS, INCORPORATED, TEXAS

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

DDi-TEXAS INTERMEDIATE PARTNERS, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title:Vice President

LAMINATE TECHNOLOGY CORP.

By:	/S/ TIMOTHY J. DONNELLY
Title: Vice President

DYNAMIC DETAILS, L.P.
By: DDi- TEXAS INTERMEDIATE PARTNERS II, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title: Vice President

DDi- TEXAS INTERMEDIATE HOLDINGS II, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title: Vice President

DDi- TEXAS INTERMEDIATE PARTNERS II, L.L.C.

By:	/S/ TIMOTHY J. DONNELLY
Title: Vice President

DDi SALES CORP.

By:	/S/ TIMOTHY J. DONNELLY
Title: Vice President

Schedule 1

To Forbearance Agreement

I.     Current Events of Default

The following Events of Default have occurred as of the Forbearance Agreement Effective Date:

1.	Failure to meet minimum Consolidated EBITDA for the fiscal quarter ending December 31, 2002 (See Section 7.1(d) and Section 8(c) of the Credit Agreement)

2.	Failure to maintain minimum Liquidity Amount from and after December 31, 2002 (See Section 7.1(a) and Section 8(c) of the Credit Agreement)

II.    Scheduled Expected Defaults

The following Events of Default have not occurred as of the Forbearance Agreement Effective Date but are expected to occur and continue during the Forbearance Period:

1.	Failure to maintain minimum Liquidity Amount after the Forbearance Agreement Effective Date (See Section 7.1(a) and Section 8(c) of the Credit Agreement)

2.	Failure to meet the Consolidated Senior Leverage Ratio covenant (See Section 7.1(b) and Section 8(c) of the Credit Agreement)

3.	Failure to meet minimum Consolidated EBITDA (See Section 7.1(d) and Section 8(c) of the Credit Agreement)

4.	Failure to meet minimum Consolidated Revenue (See Section 7.1(e) and Section 8(c) of the Credit Agreement)

5.	Audited consolidated financial statements for the fiscal year ended December 31, 2002 issued by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing with a “going concern” or like qualification or exception (See Section 6.1(a) and Section 8(d) of the Credit Agreement)

6.	Failure to make interest payments on the 5 ¼ Notes and 6 ¼ Notes (See Section 8(e) of the Credit Agreement)